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                                                                      EXHIBIT 11

                                 ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and all references to our Firm) incorporated by reference herein or made a part of this Registration Statement File No. 2-89794 for Hartford Capital Appreciation Fund on Form N-1A.

                              ARTHUR ANDERSEN LLP




Hartford, CT
April 15, 1998